EXHIBIT 10.62(c)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

AMENDMENT NO. 1 TO AIRLINE SERVICES AGREEMENT

This Amendment No. 1, dated as of May 15, 2009 (this “Amendment”), to the Airline Services Agreement dated as of September 3, 2008 (the “Agreement”) is among Midwest Airlines, Inc. (“Midwest”), Republic Airline, Inc. (“RAI”), Midwest Air Group, Inc. (“Midwest Holdings”) and Republic Airways Holdings Inc. (“RAI Holdings”).

WHEREAS, Midwest, RAI, Midwest Holdings and RAI Holdings are parties to the Agreement; and

WHEREAS, the parties desire to amend the Agreement to include two Embraer EMB 190 aircraft as Covered Aircraft to be operated by RAI pursuant to the terms of the Agreement;

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Midwest, RAI, Midwest Holdings and RAI Holdings hereby agree as follows:

1.                                       Defined Terms.  All capitalized terms used herein shall have the meanings given to such terms in the Agreement.

2.                                       Amendments.

The Agreement is hereby amended as follows:

(a)                                  Section 10.18 is amended by (i) adding the letter “(a)”, immediately before first sentence thereof and adding the following paragraph (b) at the end of such section:

“(b)                           In addition to any amounts payable by Midwest pursuant to paragraph (a) hereof (but without limiting any express obligations of RAI thereunder), any payments made or costs incurred by RAI during the term of this Agreement for or on account of any LLPs for any Covered Aircraft shall be for the account of Midwest and payable as a pass through cost pursuant to Section 3.01.”

(b)                                 Exhibit A is hereby amended by adding each of the following definitions in the appropriate alphabetical location:

““E190 Aircraft” means each Embraer model EMB190 Aircraft that is a Covered Aircraft.”

““First Amendment” means Amendment No. 1 to this Agreement, dated as of May 15, 2009, among Midwest, RAI, RAI Holdings and Midwest Holdings.”

(c)                                  Exhibit B of the Agreement shall be deleted and replaced with Schedule 1 hereto.

(d)                                 Appendix 1 to Exhibit D of the Agreement shall be deleted and replaced with Schedule 2 hereto.

3.                                       Conditions Precedent.  This Amendment shall become effective only upon the occurrence of each of the following:

(a)                                  the execution and delivery of this Amendment by each of the parties hereto; and

(b)                                 execution of lease agreements in respect of two Embraer EMB 190 aircraft between Republic and GECAS.

4.                                       Miscellaneous.

(a)                                  This Amendment shall be governed by the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law).

(b)                                 This Amendment may be executed in separate counterparts by the parties hereto, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

(c)                                  Except as otherwise amended by this Amendment, the Agreement shall remain in full force and effect.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Airline Services Agreement to be duly executed and delivered as of the date and year first written above.

MIDWEST AIRLINES, INC.		REPUBLIC AIRLINE INC.

By	/s/ Curtis E. Sawyer	By	/s/ Bryan Bedford
	Curtis E. Sawyer, Senior Vice President		Bryan Bedford, President
and Chief Financial Officer

MIDWEST AIR GROUP, INC.		REPUBLIC AIRWAYS HOLDINGS INC.

By	/s/ Curtis E. Sawyer	By	/s/ Bryan Bedford
	Curtis E. Sawyer, Senior Vice President		Bryan Bedford, President
and Chief Financial Officer

3

SCHEDULE 1

EXHIBIT B

Covered Aircraft & In-Service Schedule

Number	Aircraft Type	Scheduled In-Service Day
1.	EMB 170	[*]
2.	EMB 170	[*]
3.	EMB 170	[*]
4.	EMB 170	[*]
5.	EMB 170	[*]
6.	EMB 170	[*]
7.*	EMB 170	[*]
8.	EMB 170	[*]
9.	EMB 170	[*]
10.	EMB 170	[*]
11.	EMB 170	[*]
12.	EMB 170	[*]
13.	EMB 190	[*]
14.	EMB 190	[*]

*Aircraft number 7 shall be the Spare Aircraft

*Confidential

SCHEDULE 2

Base Compensation Rates for EMB170 Aircraft

	COST	SUBJECT	UNIT OF		PERIODIC
	ELEMENT	TO ESCALATION	MEASURE	RATE(1)	ADJUSTMENT
FIXED COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

VARIABLE COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

PASS-THRU COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

*Confidential

(1)  Costs expressed in January 2008 economics

Costs and Rates applicable to training flights operated per Section 8.02(d)(ii).

	COST	SUBJECT	UNIT OF		PERIODIC
	ELEMENT	TO ESCALATION	MEASURE	RATE(1)	ADJUSTMENT
FIXED COSTS:
	[*]	[*]	[*]	[*]	[*]

VARIABLE COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

[*]

*Confidential

Base Compensation Rates for EMB190 Aircraft

	COST	SUBJECT	UNIT OF		PERIODIC
	ELEMENT	TO ESCALATION	MEASURE	RATE(1)	ADJUSTMENT
FIXED COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

VARIABLE COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

PASS-THRU COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

*Confidential

(1)  Costs expressed in January 2009 economics